UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 20, 2012

METROCORP BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-25141	76-0579161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Bellaire Boulevard, Suite 252 Houston, Texas 77036 (Address of principal executive offices including zip code)

Registrant's telephone number, including area code:  (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to Form 8-K is furnished by MetroCorp Bancshares, Inc. (the "Company") to amend the contents of the current report on Form 8-K originally furnished to the Securities and Exchange Commission on January 20, 2012 in order to reflect revised financial results to record an impairment in the Company's goodwill for the fourth quarter and year ended December 31, 2011.

Item 2.02                Results of Operations and Financial Condition.

On March 15, 2012, the Company publicly disseminated a press release announcing revised financial results for the fourth quarter and year ended December 31, 2011.  For the fourth quarter ended December 31, 2011, the Company recorded an impairment charge on its goodwill of $3.0 million.  The $3.0 million adjustment increased noninterest expense and decreased retained earnings.

As a result of the goodwill impairment, revised net loss for the fourth quarter ended December 31, 2011 was $328,000, or $0.07 loss per diluted common share, compared with $2.7 million net income, or $0.16 earnings per diluted common share previously reported for the period.  For the year ended December 31, 2011, revised net income was $6.4 million, or $0.30 earnings per diluted common share, compared with net income of $9.4 million, or $0.53 earnings per diluted common share previously reported.

A copy of the press release announcing the Company's revised financial results for the fourth quarter and year ended December 31, 2011 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K/A shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                Financial Statements and Exhibits.

(d)  Exhibits.  The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by MetroCorp Bancshares, Inc. dated March 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC. (Registrant)

Dated: March 15, 2012	By:	/s/ George M. Lee
George M. Lee
Executive Vice Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by MetroCorp Bancshares, Inc. dated March 15, 2012.